GOLDEN MATRIX GROUP, INC. & SANTA ROSA RESOURCES, INC.
CANCELLATION AND RELEASE AGREEMENT

THIS CANCELLATION AND RELEASE AGREEMENT (“Agreement”), is entered into this 26th day of May 2016, by and between Golden Matrix Group, Inc. (formerly known as Source Gold Corp.), (“GMGI”, “Company”), and Santa Rosa Resources, Inc. (“Santa Rosa”).

WHEREAS, GMGI currently owes Fifty Seven Thousand Five Hundred Dollars ($57,500) to Santa Rosa Resources pursuant to a Convertible Note (number 60) entered into with Santa Rosa Resources on August 10, 2015.  The Note is non-interest bearing and is in the amount of $57,500.

WHEREAS, on or around February 22, 2016, GMGI entered into an Asset Purchase Agreement and a subsequent change of management took place.

WHEREAS, the Company is in the early stages of restructuring, changing the direction of the business the Company is engaged in, and moving the Company forward in a positive manner.

WHEREAS, the Board of Directors of the Company feels it to be in the best interest of the Company and the Shareholders to reduce the outstanding debt of the Company incurred by the previous management.

WHEREAS, on May 26, 2016, Santa Rosa agreed to cancel the Convertible Note described above and to release any remaining obligation the Company may have to Santa Rosa Resources pursuant to that Convertible Note.

THEREFORE, it is hereby agreed by both the Company, and Santa Rosa, that the outstanding Notes totaling $57,500 owed to Santa Rosa pursuant to the Convertible Note listed above, by the Company, shall be cancelled, and no further obligations of the Company, under the Note is contemplated.

FURTHER, it is agreed by both the Company and Santa Rosa that Santa Rosa shall release all future claims to subsequent conversions of the Note, the Company will have no further obligation to Santa Rosa under the Convertible Note and Santa Rosa shall be forever barred from seeking further conversions or claiming obligations of the Company under the Convertible Note.

[Signature Page to follow]

The undersigned do hereby acknowledge receipt, review, understanding and agreement with this Cancellation and Release Agreement.

/s/Anthony Goodman                                   May 26, 2016
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Anthony Goodman, President                                                                                                       Date
Golden Matrix Group, Inc.

/s/Eddy Aruda                                     May 26, 2016
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Eddy Aruda, President                                                                                                 Date
Santa Rosa Resources, Inc.